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                                                                    EXHIBIT(11)

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights," "General Information," "Counsel and Independent Auditors" and "Financial Statements," and to the use of our report dated October 24, 1997, in this Post-Effective Amendment No.10 (Form N-1A No. 33-97598/811-9102) of WEBS Index Fund, Inc.



                                                       /s/ Ernst & Young LLP
                                                       ---------------------
                                                       ERNST & YOUNG LLP


New York, New York
October 24, 1997